SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 23, 1998
                        (Date of earliest event reported)


                                COMPU-DAWN, INC.
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               (Exact name of Registrant as specified in charter)


Delaware                         000-22611                    11-3344575
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                                     Number)



         77 Spruce Street, Cedarhurst, New York                         11516
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        (Address of principal executive offices)                      (Zip Code)


         Registrant's telephone number, including area code: (516) 374-6700

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Item 5.           Other Events.

     Effective April 23, 1998, pursuant to an agreement discussed in the Annual Report of Compu-DAWN, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 1997, the Employment Agreement between the Company and Dong Lew has terminated, Mr. Lew has resigned as an officer and director of the Company, Mr. Lew was paid $216,000 by the Company pursuant to the Termination Agreement between them and Mr. Lew has sold Common Shares of the Company, reducing his ownership to 100,000 shares.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         COMPU-DAWN, INC.


Dated: April 30, 1998                                  By: /s/ Mark Honigsfeld
                                                          Mark Honigsfeld
                                                          Chairman of the Board




























K:\WPDOC\CORP\COMPUDAW\SECFILE\8-KDONG.LEW

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